[FORM OF FACE OF CERTIFICATE FOR COMMON STOCK]

                                  EPITOPE, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON


COMMON STOCK                                                        COMMON STOCK
Number PO --------------                                   -------------- Shares


CUSIP 294261 10 2

         SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE
           RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON SHARES.


                  This Certifies that-------------------------------------------
is the owner of ---------------------------------------------------------------,
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK WITHOUT PAR VALUE OF

                                  EPITOPE, INC.

Said shares are transferable only on the books of the Corporation by the holder or by duly authorized agent, attorney or representative upon proper proof of succession or authority. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  IN WITNESS WHEREOF, the Corporation has caused the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers to be affixed to this Certificate.

                  DATED: ----------------------------



-----------------------------------    -----------------------------------------
Secretary                              President

(Corporate Seal)


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



COUNTERSIGNED AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR


BY-------------------------
   AUTHORIZED SIGNATURE


                [FORM OF REVERSE OF CERTIFICATE FOR COMMON STOCK]

                  The Corporation is authorized to issue common stock and preferred stock. The holder of this certificate may obtain from the Secretary of the Corporation, upon the holder's request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock (or series thereof) and the qualifications, limitations or restrictions of such preferences and/or rights as are established from time to time, and the number of shares constituting each class and series.

                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Shareholder Rights Plan of Epitope, Inc. (the "Plan"), until separate certificates for such Rights are issued. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The terms of the Plan, a copy of which is on file at the principal executive offices of Epitope, Inc., are hereby incorporated herein by reference. Epitope, Inc., shall mail or cause to be mailed to the holder of this certificate a copy of the Plan without charge promptly following receipt of a written request therefor. Under certain circumstances set forth in the Plan, Rights beneficially owned by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Plan) and any subsequent holder of such Rights, may become null and void.

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM           --       as tenants in common
         TEN ENT           --       as tenants by the entireties
         JT TEN            --       as joint tenants with rights of survivorship
                                    and not as tenants in common

         UNIF TRAN MIN ACT --.........................Custodian.................
                                     (Cust)                          (Minor)
                             under Uniform Transfers to Minors Act .............
                                                                      (State)


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         UNIF GIFT MIN ACT --.....................Custodian.....................
                                   (Cust)                          (Minor)
                              under Uniform Gifts to Minors Act ................
                                                                     (State)

Additional abbreviations may also be used though not in the above list.


                  For Value Received,  ---------------------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
===========================================================

===========================================================


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ----------------------------



                                   X--------------------------------------------


                                   X -------------------------------------------
                                      NOTICE: THE  SIGNATURE TO THIS  ASSIGNMENT
                                              MUST  CORRESPOND  WITH THE NAME AS
                                              WRITTEN   UPON  THE  FACE  OF  THE
                                              CERTIFICATE  IN EVERY  PARTICULAR,
                                              WITHOUT  ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER



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




SIGNATURE(S) GUARANTEED:



----------------------------------------
THIS  SIGNATURE(S) MUST BE GUARANTEED BY
AN   ELIGIBLE   GUARANTOR    INSTITUTION
(BANKS,  STOCKBROKERS,  SAVINGS AND LOAN
ASSOCIATIONS   AND  CREDIT  UNIONS  WITH
MEMBERSHIP  IN  AN  APPROVED   SIGNATURE
GUARANTEE MEDALLION  PROGRAM),  PURSUANT
TO S.E.C. TITLE 17Ad-15.


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